                                                                   EXHIBIT 10


                [LETTERHEAD OF CHUNG HWA DEVELOPMENT HOLDINGS LIMITED]

                   (Incorporated in Bermuda with limited liability)

27 May 1998

Leading Edge Packaging, Inc.
Empire State Building
350 fifth Avenue
Suite 3922
New York, New York 10118

Bondy & Schloss LLP
6 East 43rd Street
25th Floor
New York, New York 10017

Ladies and Gentlemen:

     The undersigned, Chung Hwa Development Holdings Limited, a Bermuda company with its shares listed on The Stock Exchange of Hong Kong (hereinafter referred to as "Chung Hwa") acknowledges to Leading Edge Packaging, Inc., A Delaware corporation and a subsidiary of Chung Hwa("LEPI") and to Bondy & Schloss LLP, as agent of LEPI (the "Agent"), that it owes to LEPI the sum of HK$79,165,000 (Hong Kong Dollars Seventy Eight Million One Hundred Sixty Five Thousand Only) equaling to US$10,125,000 (United State Dollars Ten Million One Hundred Twenty Five Thousand Only) as a result of various intercompany transfer including but not limited to collection of various accounts receivables and funds borrowed on behalf of Chung Hwa by Leading Edge Packaging Limited (formerly known as Rich City International Packaging Limited), a subsidiary of LEPI. Pursuant to a certain Share Exchange Agreement, dated January 23, 1998, LEPI is obligated to issue to Chung Hwa 2,250,000 shares of the common stock of LEPI, par value $0.01 per share (the "Shares"). In satisfaction of its aforesaid obligations to LEPI, Chung Hwa wishes to have the Shares delivered, when issued pursuant to the terms of this letter agreement, to the Agent to hold on behalf of LEPI until such time as LEPI designates to the Agent one or more third party transferees of the Shares, in LEPI's sole discretion, except that the Shares shall not be transferred prior to December 3, 1998.

     In consideration of the foregoing, it is hereby agreed that the Shares will be issued in the name of Chung Hwa in two tranches of 1,375,000 Shares and 875,000 Shares, respectively. The first tranche of 1,375,000 Shares shall be issued within 10 days of the date of this letter. The remaining tranche of 875,000 Shares shall be issued upon the expiration of 20 days from the date of mailing of a certain Information Statement to the public stockholders of LEPI, as required by the U.S. Securities and Exchange Commission, which Information Statement relates to the increase in authorized share capital of LEPI as is necessary to issue the remaining tranches of


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875,000 Shares.  It is agreed that the Shares shall be delivered into the custody of the Agent until such time as LEPI has designated in writing to the Agent one or more third party transferees to whom the Agent shall then deliver the Shares. Chung Hwa hereby expressly authorizes the officers of LEPI'' transfer agent at the time of the issuance of the Shares to deliver the Shares to the Agent. The Agent is hereby irrevocably instructed (i) to take custody of the certificates evidencing the Shares when and as issued, (ii) to hold such certificates, together with a stock power corresponding to each certificate, executed simultaneously with this letter by Chung Hwa, in blank, with signature guaranteed (a copy of each of which is attached to this letter(, (iii) to deliver such certificates and the appropriately completed stock power(s) to any third party transferee designated by LEPI on or after December 3, 1998, and (iv) to take any and all such further actions as in necessary to effect the purposes of this agreement.

     It is expressly understood that, irrespective of any attempts by Chung Hwa to pay in cash or otherwise satisfy its aforesaid obligations to LEPI, the appointment of and instructions to the Agent contained in this letter agreement are irrevocable, and LEPI shall have sole discretion and authority to instruct the Agent as to the disposition of the Shares to any third party transferee(s). It is further agreed between LEPI and Chung Hwa Development Holdings Ltd. the execution of the terms of this letter should be deemed as full settlement of the aforesaid debt of HK$78,165,000 equaling to US$10,125,000.


                                        Sincerely,

                                        CHUNG HWA DEVELOPMENT HOLDINGS LIMITED


                                        By:  /s/ Kwok Ying Chuen, Martin
                                             -----------------------------
                                             Name: Kwok Ying Chuen, Martin
                                             Title: Chairman

Agreed and Acknowledged:



/s/ Lip-Boon Saw
----------------------------
Leading Edge Packaging, Inc.



/s/ Bondy & Schloss LLP
-----------------------------
Bondy & Schloss LLP, as Agent


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CHUNG HWA DEVELOPMENT HOLDINGS LIMITED

Minutes of the Board of Directors' Meeting held at Room 912 Hutchison House, 10 Harcourt Road, Central, Hong Kong on May 27, 1998 at 4:00 p.m.
----------------------------------------------------------------------------

Present:  Mr. Kwok Ying Chuen, Martin
          Mr. Cheung Yu Shum, Jenkin
          Mr. Lam, Benjamin
          Mr. Lee Hoong Seun
          Mr. Cham Wai Ho, Anthony

Quorum:  It was noted that a quorum was present.

Chairman:  Mr. Kowk Ying Chuen, Martin, chaired the Meeting.

It was produced to the Board of Directors a Letter addressed to its subsidiary, Leading Edge Packaging Inc., and its U.S. attorneys as agent, Bond & Schloss LLP.

After due consideration, IT IS HEREBY RESOLVED that:-

1) The Board of Directors acknowledges that the Company is indebted to Leading Edge Packaging Inc. (LEPI) and/or LEPI's subsidiary Leading Edge Packaging Limited (LEP Ltd) in the sum of HK$78,165,000/- (the debt).

2) The Board of Directors further acknowledges that the debt is due and had to be settled per the terms of the Share Exchange Agreement entered between the Company and LEPI dated January 23, 1998.

3) In consideration of LEPI's forbearance to take any action to recover the debt and having considered in detail the proposed letter addressed to LEPI and its agent, Bondy & Schloss LLP (a copy of which is attached to this resolution), the Chairman is hereby authorized to sign and is instructed to dispatch the letter forthwith to LEPI and Bondy & Schloss LLP together with the executed Stock Power/s.

4) The Board of Directors shall take all and every step to give effect to the terms of the aforesaid letter.

End of Meeting: There being no other business, the Meeting was adjourned at 4:30 p.m.


/s/ Kwok Ying Chuen, Martin
---------------------------
CHAIRMAN

Dated this 27th Day of May 1998, Hong Kong.


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                                 STOCK POWER

FOR VALUE RECEIVED,  CHUNG HWA DEVELOPMENT HOLDINGS LIMITED
                   -------------------------------------------------------------

                                PLEASE INSERT SOCIAL SECURITY
                                 NUMBER OR OTHER IDENTIFYING
                                      NUMBER OF ASSIGNEE
                                      ------------------
hereby sell, assign and transfer unto                    _______________________
                                      ------------------

--------------------------------------------------------------------------------
eight hundred seventy-five thousand ********************************************
--------------------------------------------------------------------------------
(875,000) Shares of the ********** Capital Stock of LEADING EDGE PACKAGING, INC.
---------              ------------                 ----------------------------

                                                     standing in my(our) name(s)
----------------------------------------------------

on the books of said Corporation represented by Certificate(s) No(s)___________________________________________________________

herewith, and do hereby irrevocably constitute and appoint _____________________

_______________________________________________________ attorney to transfer the said stock on the books of said Corporation with full power of substitution in the premises.

Dated                                     CHUNG HWA DEVELOPMENT HOLDINGS LIMITED
     -----------------------------

                                          By:  /s/ Kwok Ying Chuen, Martin
                                             ----------------------------------
                                             Name: Kwok Ying Chuen, Martin
                                             Title: Chairman

In presence of


----------------------------------


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

                                 STOCK POWER

FOR VALUE RECEIVED,  CHUNG HWA DEVELOPMENT HOLDINGS LIMITED
                   -------------------------------------------------------------

                                PLEASE INSERT SOCIAL SECURITY
                                 NUMBER OR OTHER IDENTIFYING
                                      NUMBER OF ASSIGNEE
                                      ------------------
hereby sell, assign and transfer unto                    _______________________
                                      ------------------

--------------------------------------------------------------------------------
eight hundred seventy-five thousand ********************************************
--------------------------------------------------------------------------------
(1,375,000) Shares of the ********** Capital Stock of LEADING EDGE PACKAGING,
INC.
---------              ------------                 ----------------------------

                                                     standing in my(our) name(s)
----------------------------------------------------

on the books of said Corporation represented by Certificate(s) No(s)___________________________________________________________

herewith, and do hereby irrevocably constitute and appoint _____________________

_______________________________________________________ attorney to transfer the said stock on the books of said Corporation with full power of substitution in the premises.

Dated                                     CHUNG HWA DEVELOPMENT HOLDINGS LIMITED
     -----------------------------

                                          By:  /s/ Martin Kwok
                                             ----------------------------------
                                             Name: Martin Kwok
                                             Title: Chairman

In presence of


----------------------------------


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